UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (630) 629-0003

        The undersigned registrant hereby amends the following items of its Current Report on Form 8-K, dated January 8, 2008, as set forth in the pages attached hereto:

        Item 9.01(a) Financial Statements of Businesses Acquired

        Item 9.01(b) Pro Forma Financial Information

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

WIDEPOINT CORPORATION
(Registrant)
Dated: March 21, 2008	By: /s/ James T. McCubbin
James T. McCubbin
Vice President and Chief Financial Officer

Explanatory Note

        This Amendment No. 1 to Current Report on Form 8-K/A restates in its entirety the Current Report on Form 8-K dated January 8, 2008 and filed the same date, and amends Items 9.01(a) and 9.01(b) thereof to provide historical and pro-forma financial statements relative to acquired entity of iSYS LLC pursuant to a Membership Interest Purchase Agreement dated January 2, 2008.

Item 1.01 Entry into a Material Definitive Agreement.

        On January 2, 2008, WidePoint Corporation (the “Company”) entered into a Commercial Loan Agreement with Cardinal Bank relating to a $5,000,000 revolving credit facility and a $2,000,000 term loan. See the disclosure under Item 2.03 below for a more detailed description of this financial transaction.

        On January 2, 2008, the Company entered into a Membership Interest Purchase Agreement with iSYS LLC, a Virginia limited liability company (“iSYS”), and Mr. Jin Kang, the sole owner-member of iSYS, pursuant to which the Company agreed to acquire all the issued and outstanding membership interests of iSYS from Mr. Kang. The Company issued a press release on January 2, 2008, announcing that the parties had entered into the Membership Interest Purchase Agreement. See the disclosure under Item 2.01 below for a more detailed description of this acquisition transaction. See also the press release filed herewith as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

        On January 4, 2008, the Company completed the closing of the acquisition of all the issued and outstanding membership interests of iSYS from Mr. Jin Kang, the sole owner-member of iSYS, pursuant to the terms of a Membership Interest Purchase Agreement, dated as of January 2, 2008, between the Company, iSYS, and Jin Kang. Pursuant to the terms of the Membership Interest Purchase Agreement, the Company paid Jin Kang the following consideration at the closing: (i) $5,000,000 in cash, (ii) $2,000,000 principal amount in an Installment Cash Promissory Note, which bears simple annual interest at the initial rate of 7% through December 31, 2008, and thereafter the simple interest rate will increase to 10% from January 1, 2009 through the date of maturity, which will be on the earlier of either April 1, 2009 or the filing by the Company of its Annual Report on Form 10-K for the year ending December 31, 2008, and (iii) the issuance of 1,500,000 shares of Company common stock. The Company also issued an additional 3,000,000 shares of Company common stock in the name of Jin Kang, which shares were delivered into escrow to be held subject to the satisfaction of certain earnout provisions under the Membership Interest Purchase Agreement, and which shares are subject to return to the Company in the event such earnout provisions are not achieved under the terms of the Membership Interest Purchase Agreement. Under the terms of the Membership Interest Purchase Agreement, Jin Kang also entered into an Employment and Non-Compete Agreement, dated as of January 4, 2008. For a full description of the terms of this acquisition transaction, see the Membership Interest Purchase Agreement, Installment Cash Promissory Note, and Employment and Non-Compete Agreement filed herewith as Exhibits 2.1, 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On January 2, 2008, the Company entered into a Commercial Loan Agreement with Cardinal Bank relating to a $5,000,000 revolving credit facility and a $2,000,000 term loan. Advances under the revolving credit facility will bear interest at a variable rate equal to the prime rate plus 0.25% and the repayment date for such facility is April 30, 2009. This new revolving credit facility replaces the Company’s prior $2,000,000 revolving credit facility with Cardinal Bank. The term loan bears interest at 7.5% annually and the repayment date of such term loan is January 1, 2012. For a full description of the terms of the revolving credit facility and the term loan, see the Commercial Loan Agreement, Security Agreements, Promissory Notes, and Debt Subordination Agreement filed herewith as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

        As indicated in Item 2.01 above, the acquisition consideration with respect to the acquisition by the Company of all the membership interests of iSYS from Jin Kang included the issuance of a total of 4,500,000 shares of Company common stock (the “Shares”), of which 1,500,000 Shares were delivered to Jin Kang and with the balance of 3,000,000 Shares being delivered into escrow pursuant to the terms of the Membership Interest Purchase Agreement. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares are exempt from the registration requirements under the Securities Act pursuant to the “private offering” exemption under Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements are filed as exhibits hereto:

99.2	Audited Financial Statements of iSYS LLC for the fiscal years ended December 31, 2005 and 2006.

99.3	Unaudited Financial Statements of iSYS LLC for the nine months ended September 30, 2007.

(b) Pro Forma Financial Information

The following proforma financial information is filed as an exhibit hereto:

99.4	Unaudited Proforma Financial Information of iSYS LLC and WidePoint Corporation for the fiscal year ended December 31, 2006 and the nine months ended September 30, 2007, respectively, related to the acquisition of iSYS LLC.

(d) Exhibits

2.1	Membership Interest Purchase Agreement, dated as of January 2, 2008, between the Company, iSYS LLC, and Jin Kang.*

10.1	$2,000,000 Installment Cash Promissory Note, dated January 4, 2008, issued by the Company in favor of Jin Kang.*

10.2	Employment and Non-Compete Agreement, dated as of January 4, 2008, between the Company, iSYS LLC and Jin Kang.*

10.3	Commercial Loan Agreement, dated January 2, 2008, between the Company and Cardinal Bank.*

10.4	Security Agreement, dated January 2, 2008, between the Company and Cardinal Bank.*

10.5	$5,000,000 Promissory Note, dated January 2, 2008, issued by the Company in favor of Cardinal Bank.*

10.6	Security Agreement, dated January 2, 2008, between the Company and Cardinal Bank.*

10.7	$2,000,000 Promissory Note, dated January 2, 2008, issued by the Company in favor of Cardinal Bank.*

10.8	Debt Subordination Agreement, dated January 2, 2008, between the Company and Cardinal Bank.*

99.1	Press Release, dated January 2, 2008.*

99.2	Audited Financial Statements of iSYS LLC for the fiscal years ended December 31, 2005 and 2006.

99.3	Unaudited Proforma Financial Information of iSYS LLC for the nine months ended September 30, 2007.

99.4	Unaudited Proforma Financial information of iSYS LLC and WidePoint Corporation for the fiscal year ended December 31, 2006 and the nine months ended September 30, 2007

*	Previously filed on Form 8-K dated January 2, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION
/s/ James T. McCubbin
Date: March 21, 2008	James T. McCubbin
Vice President and Chief Financial Officer